                                                                   EXHIBIT 10.22


         AGREEMENT FOR TELECOMMUNICATIONS SERVICES AND OTHER AGREEMENTS


This Agreement for Telecommunication Services (the "AGREEMENT") is entered by and between AOL Brasil Ltda., a corporation with offices at Av. Industrial, 600
- 2nd floor - Santo Andre - SP, registered at the "CNPJ/MF" (National File of Legal Entities) under Nr. 03.032.579/0001-62 ("AOL") and Telefonica Empresas S.A., a company with its head offices located at Avenida Tambore, 341/371, in the city of Barueri/SP, registered at the "CNPJ/MF" (National File of Legal Entities) under Nr. 04.027.547/0001-62 ("VENDOR").

As used in the Agreement and its Exhibits": "PARTY" means either AOL or Vendor, as appropriate, and "PARTIES" means AOL and Vendor collectively. Capitalized terms used but not defined herein shall have the respective meanings given to them in Exhibit A attached hereto.

The Parties agree that the following terms and conditions shall apply to the Services to be provided by Vendor under the Agreement in consideration of certain payments to be made by AOL.

1        TERM

         1.1 This Agreement shall become effective on the date of its execution, and shall govern the rendering of services by the Vendor to AOL since its first date, namely, December 18, 2000 ("Effective Date").

         1.2 This Agreement shall remain in force for 36 (thirty six) months from the Effective Date, unless terminated earlier or extended in accordance with this Article 1 (the "Term"). AOL may elect to renew the Agreement for up to three (3) additional one (1) year periods by giving Vendor thirty (30) days' notice prior to the expiration of the then-current term.

2        PROVISION OF SERVICES

         2.1 Commencing on the Effective Date, Vendor shall perform the Services in accordance with the terms of this Agreement. Notwithstanding anything to the contrary in this Agreement, until such time that the number of Finally Accepted Simultaneous Accesses exceeds [**] [**], Vendor shall make available each calendar month for AOL's sole and exclusive use the number of Additional Simultaneous Accesses designated by AOL prior to such calendar month (for any calendar month, the "Designated Additional Simultaneous Accesses Amount"); provided that (a) the Additional Simultaneous Accesses to be made available to AOL under this Article 2 shall be in addition to (and not including) Finally Accepted Simultaneous Accesses, and (b) the Designated Additional Port Amount shall at no time exceed [**] [**] minus the number of Finally Accepted Simultaneous Accesses. Additional Simultaneous Accesses to be made available for AOL's use under this Article 2 shall fully conform with the terms of this Agreement.




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3        CHARGES AND PAYMENT TERMS

         3.1. GENERAL. All charges relating to the Services in the Initial Service Area are set forth in Exhibit F. Vendor shall not charge AOL for any Port or related Services which have been ordered by AOL in accordance with Section 0 of Exhibit E prior to Final Acceptance of the same by AOL. Vendor shall not charge AOL for any Additional Simultaneous Accesses except to the extent set forth in Section 0 of Exhibit F. AOL shall not be required to pay Vendor any amounts for the Services in the Initial Service Area in addition to those payable to Vendor under Exhibit F. Pricing for Additional Service Areas will be agreed by the Parties following AOL's request to Vendor to provide Services in such areas, provided that Vendor offers or provides, or is able to offer or provide Services in such Additional Service Area.

         3.2. PAYMENT TERMS. All charges due under this Agreement shall be invoiced in Reais (R$) through a Sale Bill for Telecommunication Services (NFFST). Vendor shall deliver, substantially in the form attached hereto as Exhibit G, the invoices relative to the rendered services to:


                      Cyro Ovalle
                      Brazil Operations Director
                      AOL Brazil
                      Av. Industrial, 600 - 2o. floor
                      Santo Andre - SP
                      CEP 09080-500


                      Copy to:
                      Gerry MacDonald
                      Senior Vice President, Global Access Network
                      America Online, Inc.
                      12100 Sunrise Valley Drive
                      Reston, VA 22091


         All undisputed charges shall be payable within thirty (30) days of receipt of the corresponding invoice. AOL may withhold payment of particular charges that AOL disputes in good faith. In the event that AOL withholds payment pursuant to this Section, AOL shall provide Vendor with written notice of the dispute within the thirty-day period described in this Section and shall engage in good faith discussions with Vendor to resolve such disputed charges during such thirty-day period.

         3.2.1 In case the parties do not reach an agreement within such thirty-day period, there will be a meeting, within [**] days from the invoice due date, between Operations areas representatives from both parties in order to solve the dispute.

                  3.2.1.1 In case the above mentioned meeting is not enough to solve the dispute, then, the parties will take the dispute to a third party independent consulting firm, chosen by common agreement, to solve the pending issue. The process of choosing and presenting a definitive report shall not be longer than [**] days. All expenses related to such consulting shall be shared by the parties in the proportion of [**]% to each one, no matter what the final result is.

         3.2.2 The lack of payment of the NFFST, without dispute, corresponding to the rendered service, on the date of the respective due date, will subject AOL, independently of any notice or information, to the payment of a [**] ([**] per cent) fine on the value of the debt, plus [**]% ([**] per cent) interests per month, after the day following the maturity until the effective date of the payment, with said values being included in the NFFST, when issued, for the subsequent period of time.




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                  3.2.3    When the delay is longer than [**] [**] months,
                           besides the charges of fine and interest, the monetary revaluation shall be added to the due values, based upon the variation of the Price General Index, Internal Availability - IGP - DI "pro-rata-die", until the date when the debit is paid.

                  3.2.4 If AOL does not provide payment after [**] [**] days of a non-disputed NFFST issued based upon this agreement, the Vendor may suspend the rendering of the corresponding services, with the resumption being conditioned to the payment of the overdue NFFST's values, plus the respective fines and interests.

                  3.2.5 If AOL does not provide payment after [**] [**] after maturity and non payment of any non-disputed NFFST issued based upon this agreement, the Vendor may terminate the rendering of the corresponding services and take off its equipment, independently of any previous notice.

         3.3 All taxes, contributions and other related charges, specific to the telecommunication or not, in force at the time of execution of this Agreement and that are directly or indirectly related to the rendering of services herein described shall be included in the Price.

                  3.3.2 AOL will have the right to retain any taxes relative to which, due to the applicable legislation, AOL be the paying agent, and that fall exclusively on the services rendered under the terms of this Agreement.

                  3.3.3 Any changes in taxes that fall directly on the offered services shall be reflected in their prices, as specified in the respective exhibits.

                  3.3.4 The Parties agree to [**] with each other to enable each to more accurately determine its [**] [**] liability. Neither Party shall act [**] in assisting the other Party in [**] such other Party's tax liability to the extent legally permissible. Each Party shall provide and make available to the other any [**] [**], information regarding [**] or [**] [**] or [**], [**], and other [**] or information reasonably requested by either Party.

         3.4 BILLING. AOL shall be responsible for the billing and collection of all amounts due from AOL end-users for access and use of an AOL Information Service made possible through Vendor's provision of the Services, and Vendor agrees that it shall not bill or collect any amounts for such activities from AOL end-users. AOL shall be solely responsible to Vendor for payment for the Services.

4        SERVICE LEVELS

         4.3 The Services shall meet or exceed the performance standards identified in Exhibit E, an integral part of this Agreement (such performance standards collectively the "SERVICE LEVELS"). If Vendor fails to meet any Service Level, then in addition to any other rights AOL may have, Vendor shall, at no additional charge to AOL, (i) investigate and report on the causes of the problem; (ii) advise AOL, as and to the extent reasonably requested by AOL, of the status of remedial efforts being undertaken with respect to such problems; (iii) correct the problem and begin meeting the Service Levels as soon as practicable; and (iv) take appropriate preventive measures to avoid recurrence of the problem.




5        PROJECT MANAGEMENT

         5.3 Vendor shall appoint an AOL support team dedicated to AOL, which team shall be responsible for overseeing the provision of Services and the relationship between the Parties. Such AOL support team shall be staffed with a Vendor Account Manager and a project manager (each of whom are subject to AOL's reasonable approval),



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             who shall (i) be responsible for building, maintaining and operating the network infrastructure, (ii) have day-to-day authority for undertaking to ensure AOL's satisfaction with the Services, and (iii) be responsible for ensuring Vendor's performance of its obligations hereunder. The persons forming this support team shall be AOL's primary point of contact.

6        TERMINATION

         6.1 TERMINATION FOR CAUSE. Either Party shall have the right to terminate this Agreement, without liability to such Party (the "TERMINATING PARTY") and upon written notice to the other Party (the "BREACHING PARTY"), in the event of (a) a breach by the Breaching Party, if such breach is not cured within [**] [**] calendar days after written notice by the Terminating Party to the Breaching Party of such breach, or (b) repeated breaches of this Agreement of a similar nature by the Breaching Party (even if cured).

         6.2 In the event of (i) a change in Control of Telefonica, TData or a TData-Controlled Affiliate where such Control is acquired, directly or indirectly, in a single transaction or series of related transactions by a CiC Entity, (ii) all or substantially all of the assets of Telefonica, TData or a TData-Controlled Affiliate are acquired by or transferred to any CiC Entity, (iii) Telefonica, TData or a TData-Controlled Affiliate is merged with or into a CiC Entity (including a merger to form a new entity), then at any time after any such event, AOL may, at its option, terminate this Agreement upon notice to Vendor and neither party shall have liability to the other party as a result of such termination (except as expressly set forth below in this Section 6.2). If AOL terminates this Agreement under this Section 6.2, then within [**] [**] days of the effective date of such termination
                  (the "TERMINATION DATE"), AOL shall pay Vendor an amount equal to [**] percent ([**]%) of the amount equal to the difference between the Purchase Commitment (determined as of the Termination Date) and the aggregate amount charged to AOL for Incremental Services rendered through the Termination. The payment amount set forth in the preceding sentence shall be Vendor's sole and exclusive remedy for AOL's election to terminate this Agreement under this Section 6.2 and shall be deemed to fully compensate Vendor for any development, planning, infrastructure and any other costs and expenses incurred by Vendor or its Affiliates in anticipation of AOL's fulfillment of the Purchase Commitment.

         6.3 The termination may occur, also, by any of the parties, through a written notice, if the other party applies for bankruptcy or composition with creditors, or if it has the bankruptcy or composition sentenced, or if it enters into judicial or extra judicial liquidation.

         6.4 The termination of this agreement, by any reason whatsoever, shall not impair the requirement of eventual non paid values derived from its execution, nor the return of the equipment owned by the Vendor.

         6.5 TRANSITION ASSISTANCE. Upon expiration or any termination of this Agreement but not the one caused by lack of compliance of the Agreement by AOL, then AOL may cancel all Services and Vendor shall (i) provide AOL, or at AOL's request AOL's designees, reasonable assistance and consultation to ensure a smooth and timely transition of AOL's purchase of Services then expiring or being terminated to another vendor or vendors or to AOL, and (ii) continue to provide the Services then expiring or being terminated to AOL (at prices then in effect as of the date of such expiration, termination or cancellation) and otherwise perform all of its obligations under this Agreement (such Vendor obligations described in this Section 6.4 collectively "Transition Assistance") for the Transition Period. "Transition Period" shall mean a time period commencing upon the effective date of expiration or termination, and ending after a period of time to be determined by AOL in its reasonable discretion, not to exceed [**] [**] months in duration.

7        CONFIDENTIALITY

         7.1 Each Party acknowledges that Confidential Information may be disclosed to the other Party during the course of this Agreement. Each Party agrees that it shall take reasonable steps, at least substantially equivalent to the steps it takes to protect its own proprietary information, during the Term,



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                  and for a period of [**] years thereafter, to prevent the
                  duplication or disclosure of Confidential Information of the other Party, other than by or to (a) its employees or agents who must have access to such Confidential Information to perform such Party's obligations hereunder, who shall each agree to comply with this section, and (b) independent third-party auditors that agree in writing to comply with confidentiality requirements substantially reasonably comparable to those set forth in this section. Notwithstanding the foregoing, either Party may issue a disclosure containing Confidential Information without the consent of the other Party, to the extent such disclosure is required by law, rule, regulation or government or court order. In such event, the disclosing Party shall provide at least [**] [**] business days prior written notice of such proposed disclosure to the other Party. Further, in the event such disclosure is required of either Party under the laws, rules or regulations of any applicable governing body, such Party shall (i) redact mutually agreed-upon portions of this Agreement to the fullest extent permitted under applicable laws, rules and regulations and (ii) submit a request to such governing body that such portions and other provisions of this Agreement receive confidential treatment or otherwise be held in the strictest confidence to the fullest extent permitted under the laws, rules or regulations of the applicable governing body.

8        REPRESENTATIONS AND WARRANTIES

         8.1 COMPLIANCE WITH SPECIFICATIONS AND APPLICABLE LAWS. Vendor represents that the Services offered to AOL are, and warrants that after the Effective Date Services purchased by AOL shall be, in full conformance with (a) the specifications set forth in Exhibit C applicable to such Services, and (b) applicable federal, state and local laws and regulations.

         8.2 WORK STANDARDS. Vendor covenants that it shall deliver the Services with promptness and diligence. Vendor warrants that it shall use adequate numbers of qualified individuals with suitable training, education, experience, and skill to provide the Services.

         8.3 NON-INFRINGEMENT. Parties warrants that the Services shall not infringe, and that the other party shall perform its responsibilities under this Agreement in a manner that does not infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other proprietary rights of any third party.

         8.4 FULL POWER. Each Party represents and warrants that (i) It has the requisite power and authority to enter into the Agreement and to carry out the obligations and transactions contemplated by the Agreement; and (ii) The execution, delivery and performance of the Agreement and the consummation of the transactions contemplated by the Agreement have been duly authorized by the requisite action on the part of such Party.

9        INDEMNITIES

         9.1 The Parties agree to indemnify and hold the other Party harmless for all eventual claims (a) arising from the indemnifying Party's breach of any obligation, representation or warranty under this Agreement, and (b) damages caused by fraud or guilt of its employees and/or contractors, with said damages to be determined in an appropriate judicial suit. This clause shall apply in the cases when the specific penalty is not provided in this Agreement or its Exhibits

         9.2 AOL agrees to indemnify, defend, and hold Vendor harmless from Losses arising from any third party claims of intellectual property rights infringement arising from any AOL developed materials provided to Vendor to provide the Services. Further, Vendor agrees to indemnify, defend, and hold AOL harmless from Losses arising from any third party claims of intellectual property rights infringement arising from the Services or from any materials or services utilized to provide the Services. .

         9.3 If any item described in Section 9.2 becomes, or is likely to become, the subject of an infringement or misappropriation claim or proceeding, Vendor shall, in addition to indemnifying AOL as provided in Section 9.2 and to the other rights AOL may have under this Agreement, promptly at Vendor's expense use best efforts to (i) secure the right to continue using the item, or (ii) replace or modify the item to make it non-infringing, provided that any such replacement or



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                  modification shall not degrade the performance or quality of the affected component of the Services. In the event neither of such actions can be accomplished by Vendor, and only in such event, Vendor shall remove the item from the Services and the applicable charges under this Agreement shall be equitably adjusted to reflect such removal and in the event that such removal may reasonably cause degradation of performance or quality of the affected component of the Services, AOL may at its option terminate this Agreement upon notice to Vendor.

         9.4 In respect to the non compliance of the provisions relative to availability of services, the Vendor shall be responsible solely and exclusively for the granting of the discounts established in this instrument, with no additional values being owed to AOL, under any other title. Despite the foregoing, this clause 9.4. does not apply to failure to comply with deadlines and /or the deployment plan. Also, the Parties agree, in any event, that any damages the Vendor may be condemned to pay as indirect damages, shall never be more than the accumulated amount paid by AOL to Vendor for services rendered and contracted under the terms of this instrument and its exhibits of the last [**] [**] payments preceding the occurrence of the event that originated such damages. The accumulated amount will be calculated by adding the total amounts paid in each invoice and shall be adjusted by the IGPM index to the date of the occurrence of the event.

                  9.4.1 NOTWITHSTANDING THE FOREGOING, SUCH LIMITATIONS SHALL NOT APPLY WITH RESPECT TO DAMAGES OCCASIONED BY THE BREACH BY A PARTY OF ANY OF SUCH PARTY'S OBLIGATIONS SET FORTH IN ARTICLE 7 OF THIS AGREEMENT.


10       FORCE MAJEURE

         10.1 Neither Party shall be liable for any default or delay in the performance of its obligations under this Agreement if and to the extent such default or delay is caused, directly or indirectly, by fire, flood, lightning, earthquake, elements of nature or acts of God, riots, civil disorders, rebellions or revolutions, or any other cause beyond the reasonable control of such Party; provided, however, that the non-performing Party is without fault in causing such default or delay, and such default or delay could not have been prevented by reasonable precautions and cannot reasonably be circumvented by the non-performing Party through the use of alternate sources, workaround plans or other means (any such event a "FORCE MAJEURE EVENT"). Notwithstanding the foregoing, the failure of a supplier or subcontractor of Vendor to perform under its arrangement with Vendor shall not constitute a Force Majeure Event for Vendor unless such failure by such supplier or subcontractor is itself is caused by a Force Majeure Event.

         10.2 For any Force Majeure Event, the non-performing Party shall be excused from further performance or observance of the obligation(s) so affected for as long as such circumstances prevail and such Party continues to use its best efforts to recommence performance or observance whenever and to whatever extent possible without delay. Any Party so delayed in its performance shall immediately notify the Party to whom performance is due by telephone (to be confirmed in writing within [**] [**] business days of the inception of such delay) and describe at a reasonable level of detail the circumstances causing such delay. To the extent a Party can reasonably anticipate in advance that such Party's performance is going to be delayed by a Force Majeure Event, such Party shall immediately notify the other Party of such anticipated delay and describe at a reasonable level of detail the circumstances that may cause such anticipated delay.

         10.3 If Force Majeure Event substantially prevents, hinders, or delays Vendor's performance for more than [**] [**] consecutive calendar days, then at AOL's option: (i) AOL may terminate or modify any affected portion of any order, or terminate any affected portion of this Agreement, and the charges payable hereunder shall be equitably adjusted to reflect such termination; or (ii) AOL may terminate this Agreement in its entirety without liability to Vendor as of a date specified by AOL in a written notice of termination to Vendor. Vendor shall not have the right to any additional payments from AOL for costs or expenses incurred by Vendor as a result of any Force Majeure Event.



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11       INDUSTRY DEVELOPMENTS

         11.1 COST SAVINGS. If Vendor's costs associated with the Services in a Service Area decrease as a result of changes to the telecommunications regulatory regime, the Service charges will be [**] by the amount of such [**]. If Vendor's costs associated with the Services in a Service Area increase as a result of changes to the telecommunications regulatory regime, Vendor may, by providing AOL with [**] [**] days advanced notice, [**] such applicable [**] [**] along to [**] on an [**]; provided that during such [**] day period, AOL may reject such cost increase, in which case, (a) AOL may cancel all Services provided under this Agreement without penalty or liability pro rata over the [**] [**] month period following the date of AOL's rejection notice, and (b) the prices for Services during such [**] [**] month period shall be the prices in effect on the date of AOL's rejection notice.

         11.2 As soon as dial-up access services utilizing [**] become available in any Service Area, Vendor will offer to provide such Services utilizing such Ports to AOL on an expedited basis. Pricing for new Ports will be at initial Market Prices that reflect the then-current, competitive market prices in such Additional Service Area.

         11.3 CERTAIN REGULATORY EVENTS. In the event that Vendor is obligated under applicable law to provide any of the Services hereunder in accordance with tariffs filed with a governmental authority, then Vendor shall file the terms and conditions of this Agreement with such authority such that applicable law shall require no change in the rights or obligations of any Party under the Agreement. If despite Vendor's use of good-faith, commercially reasonable efforts to perform this obligation, such tariffs require a material change in the rights or obligations of either Party under this Agreement that adversely affects them then either Party may at its option, terminate the Agreement for cause.


12       GENERAL


         12.1 CONTINUED PERFORMANCE. Each Party agrees to continue performing its obligations under this Agreement while any dispute is being resolved, with exception to the conditions described on Sections 3.2.4 and 3.2.5.

         12.2 SEVERABILITY. In the event that any provision of this Agreement conflicts with the law under which this Agreement is to be construed or if any such provision is held invalid by a court with jurisdiction over the Parties, the remainder of this Agreement shall remain in full force and effect. In the event any such INVALIDITY of any such provision prevents the accomplishment of a fundamental purpose of this Agreement, AOL and Vendor shall immediately commence negotiations in good faith to provide the party which has been adversely affected by such restatement with value (in cash or in kind) equivalent to the value that such Party would have received had such provision not been restated.

         12.3 In case the Vendor is not allowed to render the services contracted by this instrument, by an order from the National Telecommunication Agency (ANATEL), provided that such order did not originate from Vendor's responsibility, including, without limitation, failure to comply with Concession Contract or legislation, or due to any change in the applicable legislation in force, this instrument shall be immediately terminated, through a written notice from the Vendor to AOL informing it of such fact. The termination of the agreement due to the reasons as above shall not give any party any right to claim, reparation and/or compensation.



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         12.4     PRESS RELEASE. Except to the extent such prior disclosure to the other party is precluded by law, neither Party shall issue any press releases, announcements and marketing, advertising or other promotional materials related to this agreement or referencing the other party or its trade names, trademarks and service marks without the prior written approval of the other party, which shall not be unreasonably withheld or delayed.

         12.4.1 Notwithstanding the foregoing, (i) either Party may issue Press Releases and other disclosures as required by the United States Securities and Exchange Commission without the consent of the other Party; and (ii) AOL may issue any Press Release and other disclosures relating to its quarterly earnings reports without the Vendor's consent. In both cases, each Party shall give the other Party prior notification of such disclosure.

         12.5 ASSIGNMENT. This Agreement shall accrue to the benefit of and be binding upon the Parties hereto and any purchaser or any successor entity into which a Party has been merged or consolidated or to which a Party has sold or transferred all or substantially all of its assets. No Party may assign or transfer in any way this Agreement or assign or delegate its rights or obligations under this Agreement without the prior written consent of the other Party, whose consent shall not be unreasonably withheld.

         12.6 NOTICES. All notices, requests, demands, and determinations under this Agreement (other than routine operational communications or as otherwise specifically set forth herein), shall be in writing and shall be deemed duly given (i) when delivered by hand, one (1) business day after being given to an express post service, with a reliable system for tracking delivery, or (ii) four (4) business days after the day of mailing, when mailed by United States mail, registered or certified mail, return receipt requested, postage prepaid, and addressed as follows:


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

                                    TO AOL:                                      TO VENDOR:
                                    -------                                      ---------
                                    AOL Brazil                           Telefonica Empresas S. A.
                    Av. Marginal do Rio Pinheiros, 5200 - Ed.          Av Faria Lima 1188 - 9(0)andar
                    Philadelphia - 2(0). Andar - CEP 05693-000-             Sao Paulo - SP - Brazil
                             Sao Paulo - SP - Brazil                      Attn: Diretor de Vendas
                              Attn: Dirtor Juridico                       Tel: +55 (11) 3038-7770
                             Fax: +55 (11) 3759 7401                      Fax: +55 (11) 3038-7777

                                    AOL Brazil                                   COPIES TO:
                                                                                 ---------
                    Av. Marginal do Rio Pinheiros, 5200 - Ed.
                    Philadelphia - 2(0). Andar - CEP 05693-000-            Telefonica Empresas S. A.
                             Sao Paulo - SP - Brazil                         Secretaria Geral -
                            Attn: Diretor de Operacoes                    Fax: +55 (11) 3038-7842
                             Fax: +55 (11) 3759 7401

                               America Online, Inc.                 Telefonica DataCorp. S.A., Sociedad
                            1200 Sunrise Valley Drive                           Unipersonal
                              Reston, Virginia 22091                  Beatriz de Bobadilla, 14, 2(degree)izq
                        Attn: Geraldine MacDonald, Senior                   28040 Madrid, SPAIN
                      Vice President, Global Access Network         Attn: Jose Luis Guezuraga, Director
                               Fax: (703) 265 5988                           General Comercial
                                                                          Fax: 011 34 91 456 7829


                                    COPIES TO:                      Telefonica DataCorp. S.A., Sociedad
                                    ---------
                               America Online, Inc.                             Unipersonal
                                  22000 AOL Way                       Beatriz de Bobadilla, 14, 2(degree) izq
                              Dulles, Virginia 20166                        28040 Madrid, SPAIN
                              Attn: General Counsel                 Attn: Marcos Sandoval, Multinational
                               Fax: (703) 265-1495                             Sales Director
                                                                          Fax: 011 34 91 456 7829
                               America Online, Inc.
                                  22000 AOL Way
                              Dulles, Virginia 20166
                       Attn: President Of Business Affairs
                               Fax: (703) 265-1206






A Party may from time to time change its address or designee for notification purposes by giving the other prior written notice of the new address or designee and the date upon which it shall become effective.




         12.7 NO EXISTENCE OF LEGAL PERSON. Nothing contained herein shall be construed as creating any agency, partnership, or other form of joint enterprise between the Parties.

         12.8 Labor Obligations: Vendor undertakes to pay the salaries and other labor security, social security and social charges referring to its employees, related to the Services to be rendered, the liability for which lies exclusively on the Vendor. Moreover, Vendor assumes full employers liability for its personnel, including of social, social security, casualties, administrative, disciplinary, fiscal and/or civil, being Vendor deemed the only employer, there being no connection whatsoever between its employees, workers or representatives and AOL.

                  12.8.1 Labor Claims: In case any demand or claim is moved against AOL by an employee, office, ex-employee or ex-officer of Vendor due to their tasks under the Agreement, Vendor undertakes to substitute AOL as plaintiff of the demand or claim. In case the agreed substitution is not possible, Vendor undertakes to reimburse AOL from any expenses (including attorney's fees) incurred by AOL in the intended labor claim or demand.

         12.9 The parties agree, as of now, that any obligations that expressly or by its own nature shall continue in force after the termination, the cancellation or expiration of the Agreement shall survive and remain in effect.

         12.10 LEGAL COMPLIANCE. Both Parties shall comply with all applicable laws and regulations that are material to their respective performance under this Agreement. Vendor shall not gather, process, store, use or disclose any personal data relating to AOL members. Further, Vendor shall not monitor the content of traffic sent by or delivered to AOL end-users via the Services.

         12.11 ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof, substituting any and all documents produced in respect to the same matter. This Agreement may only be changed by mutual agreement of authorized representatives of the Parties in writing.

         12.12 SERVICE MARKS. The Parties agree that they shall not use the names, service marks or trademarks of the other Party or its Affiliates. without prior written consent thereof.

         12.13 WAIVER. The omission and/or delay by any of the parties in performing any right established herein shall not be considered as a forfeit thereof, and the no single or partial performance of any right herein determined may turn impossible any future or deeper performance of said right or of any other right

         12.14 INCORPORATION BY REFERENCE. All Exhibits attached hereto are hereby incorporated by reference into the Agreement.


13.      GOVERNING LAW AND CONSENT TO JURISDICTION

         13.1. The Agreement shall be interpreted, construed and enforced in all respects in accordance with the laws of Federal Republic of Brazil.

         13.2. Each Party irrevocably consents to the exclusive jurisdiction of the courts of the City of Sao Paulo, SP, Brazil in connection with any action to enforce the provisions of this Agreement, to recover damages or other relief for breach or default under this Agreement or otherwise arising under or by reason of this Agreement.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement effective, in three equal copies, as of the Effective Date. Each Party acknowledges that it has read this Agreement, understands it, and agrees to be bound by its terms.

     Sao Paulo, March 7, 2002

AOL BRASIL LTDA.                     AOL LATIN AMERICA, S.L.


By:     /S/ CARLOS D. TROSTLI        By:   /S/ CARLOS D. TROSTLI
    --------------------------            -------------------------------------


Printed:    CARLOS D. TROSTLI        Printed:   CARLOS D. TROSTLI
          --------------------                 --------------------------------


Title:       PRESIDENT               Title:   LEGAL REPRESENTATIVE
        ----------------------               ----------------------------------


Date:                                Date:
      -----------------------             -------------------------------------

TELEFONICA EMPRESAS S.A.



By:  /s/ MARCELO DO NASCIMENTO ALMEIDA          By:   /s/ ROBERTO MEDEIROS
    -------------------------------------             -------------------------


Printed:    MARCELO DO NASCIMENTO ALMEIDA        Printed:   ROBERTO MEDEIROS
          -------------------------------                  --------------------


Title:     COMMERCIAL VICE PRESIDENT             Title:       PRESIDENT
        ----------------------------------               ----------------------


Date:
      ------------------------------------


WITNESSES:





 /s/ ARTHUR SERZEDELLO
 ----------------------------------               ----------------------------
NAME: ARTHUR SERZEDELLO                           NAME:
 ----------------------------------               ----------------------------
ID CARD: 8.324.796                                ID CARD:
 ----------------------------------               ----------------------------
CPF/MF CARD: 033.496.718-02                       CPF/MF CARD:
 ----------------------------------               ----------------------------

                                    EXHIBIT A

DEFINITIONS

"ACCEPTANCE TEST PERIOD" has the meaning set forth in Section 3 of Exhibit E.

"ACCEPTED ORDER" has the meaning set forth in Section 2 of Exhibit E.

"ADDITIONAL SIMULTANEOUS ACCESSES" means Simultaneous Accesses and related Services in addition to (but not including) Finally Accepted Simultaneous Accesses to be made available by Vendor for AOL's use in accordance with Section 2 of the Agreement; provided that under no circumstances shall Additional Simultaneous Accesses include (a) Finally Accepted Simultaneous Accesses, or (b) Simultaneous Accesses and related Services which (i) have been ordered by AOL in accordance with Section 1.2 of Exhibit E, (ii) have been delivered by Vendor in accordance with Section 2 of Exhibit E, and (iii) have not yet received Final Acceptance by AOL in accordance with Section 3 of Exhibit E.

"ADDITIONAL SERVICE AREAS" means any countries or areas, other than the Initial Service Areas, requested from time to time by AOL in which Vendor offers or provides (or is reasonably able to offer or provide) dial-up access services.

"AFFILIATE" means, with respect to any entity, any other entity Controlling, Controlled by or under common Control with such entity. With respect to AOL, an "Affiliate" also means any entity which operates or distributes, or is authorized to operate or distribute, an AOL Information Service. "AOL" has the meaning set forth in the preamble to this Agreement.

"AOL INFORMATION SERVICE" means an Interactive Service containing branding owned or controlled by AOL or an AOL Affiliate, or using all or a portion of AOL's or an AOL Affiliate's network or backend systems. "AOL PROVIDER" has the meaning set forth in Section 1 of Exhibit F.

"BANDWIDTH REQUIREMENT" has the meaning set forth in Section 1.1 of Exhibit C.

"BREACHING PARTY" has the meaning set forth in Section 6.1 of the Agreement.

"CIC ENTITY" means an (i) an entity which has as a [**] an Interactive Service, or (ii) [**] with one of AOL's primary lines of business (including, pending merger approval, the primary lines of business of the merged AOL/Time Warner entity), as such lines may evolve. Further, a CiC Entity shall not include [**] unless (A) [**] or a [**] acquires Control of [**], (B) [**] acquires Control of or a [**], or (C) some or all of the senior management of [**] and [**] are the same individuals; provided that the same individual serving on the board of directors of both [**] and [**] shall not be deemed to be covered by subpart (C) of this definition. CiC Entity shall not include [**].

"CONFIDENTIAL INFORMATION" means any information, in any form, furnished or made available directly or indirectly by one Party (the "DISCLOSING PARTY") to the other (the "RECEIVING PARTY") relating to or disclosed in the course of the negotiation or performance of this Agreement, that is, or should be reasonably understood to be, confidential or proprietary to the Disclosing Party (including the terms of this Agreement; data transmitted by means of the services (e.g., the content of AOL members' e-mail traffic); AOL usage statistics; all usage data and reports collected by Vendor and all reports provided to AOL by Vendor; calling patterns; invoices and any supporting information provided by Vendor or AOL with respect to such invoices; information audited pursuant to Section 4 of Exhibit F; AOL's customer and member information; automatic numbering identification (ANI) data and information; the relations of the Disclosing Party with its customers; employees and service providers; technical processes and formulas; source codes, product designs, sales, cost and other unpublished financial information; and product and business plans, projections and marketing data). "Confidential Information" shall not include information (a) already lawfully known to or independently developed by the receiving Party, (b) disclosed in published materials, (c) generally known to the public, or (d) lawfully obtained from any third party without an obligation of confidentiality.

"CONTROL" and its derivatives means, with regard to any entity, (a) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such entity, or (b) the legal or record, beneficial, or equitable ownership, directly or indirectly, of more than fifty percent (50%) of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights.

"DESIGNATED ADDITIONAL PORT AMOUNT" shall have the meaning set forth in Article 2 of the Agreement.

"DIAL-UP ACCESS" is the facility and associated end-to-end, managed services, however provided in terms of technology, for receiving analog or ISDN in-bound calls from the public switched telephone network on demand and converting those signals to digital form for transmission over digital networks, where the end-user has initiated the call.

"DISCLOSING PARTY" has the meaning set forth in Article 7.

"EFFECTIVE DATE" has the meaning set forth in the preamble to the Agreement.

"FINAL ACCEPTANCE" has the meaning set forth in Section 3.4 of Exhibit E.

"FINALLY ACCEPTED SIMULTANEOUS ACCESSES" means Simultaneous Accesses and related Services which (a) have been ordered by AOL in accordance with Section 1.2 of Exhibit E, (b) have been delivered by Vendor in accordance with Section 2 of Exhibit E, (c) have received Final Acceptance by AOL in accordance with Section 3 of Exhibit E, and (d) have not been cancelled by AOL in accordance with
Section 6 of Exhibit F.

"FORCE MAJEURE EVENT" has the meaning set forth in Section 10 of the Agreement.

"INCLUDE," "INCLUDES", and "INCLUDING", whether or not capitalized, mean "include but are not limited to", "includes but is not limited to", and "including but not limited to", respectively.

"INITIAL SERVICE AREA" means sectors 31, 32 and 34 of Region III, as defined in the decree Nr. 2.534, of April 2nd., 1998.

"INTERACTIVE SERVICE" means one or more of the following Internet or online services: (i) online or Internet connectivity services; (ii) an interactive site or service featuring a broad selection of aggregated third party interactive content (or navigation thereto) (e.g., an online service or search and directory service) and/or marketing a broad selection of products and/or services across multiple interactive commerce categories; (iii) a persistent desktop client; or
(iv) communications software capable of serving as the principal means through which a user creates, sends or receives electronic mail or real time or "instant" online messages (whether by telephone, computer, wireless or other means).

"NON-BREACHING PARTY" has the meaning set forth in Section 6.1 of the Agreement.

"NON-COMPARABLE SERVICES" has the meaning set forth in Section 3.1 of Exhibit F.

"NONCONFORMITY" has the meaning set forth in Section 3.3 of Exhibit E.

"NORMALIZATION METHODOLOGY" has the meaning set forth in Section 5 of Exhibit F.

"OUT-OF-POCKET EXPENSES" means, verifiable and actual direct expenses incurred by a Party (including direct network and operations costs), but excluding that Party's overhead costs (or allocations thereof), administrative expenses or other mark-ups and excluding expenses which could reasonably have been avoided or which could reasonably be recouped by that Party.

"PEAK OF SIMULTANEOUS USERS". Vendor will provide the Vendor Managed Modem Services on a [**], AOL's usage of the Vendor Managed Modem Services shall be measured by reference to the [**] utilized by Vendor to provide such services in each [**]. In order to calculate such quantity of ports, Vendor shall measure the peak number of simultaneous AOL users in each [**]. The highest between the resulting figure and [**] for such calendar month shall be deemed to be the number of ports which are used by AOL in the month under consideration, and that figure shall be used to calculate the monthly charges for the Vendor Managed Modem Services, AOL's commitment to purchase Vendor Managed Modem Services and Vendor's obligation to provide Vendor Managed Modem Services. In case the resulting figure is higher than the [**], AOL may verify Vendor's calculation of the peak user figures noted above. If the resultant figure calculated by AOL is more than [**]% lower than the port figure calculated by Vendor above, AOL and Vendor shall enter in good faith conversations to agree on the number of simultaneous accesses exceeding the [**] that shall be paid by AOL in such month. AOL shall have the option at any time and at its sole discretion, to request Vendor to limit the maximum number of simultaneous sessions used to provide the Vendor Managed Modem Services to a new maximum number of simultaneous sessions, which will be higher or equal to the [**] for the current month, and lower than [**]. Initially, the maximum number of simultaneous sessions used to provide the Vendor Managed Modem Services shall be equal to the [**] for the current month.

"SIMULTANEOUS ACCESS" means the capacity to offer Dial-Up Access to one (1) incoming analog or ISDN in-bound call, plus signaling channels, which access is
(a) available solely to AOL and its designees, as applicable, and the end users of AOL's and its designees' services, and (b) is not available to any other Group.

"SIMULTANEOUS ACCESS INSTALL FEE" shall have the meaning set forth in Section 0 of Exhibit F.

"PURCHASE COMMITMENT" has the meaning set forth in Section 1 of Exhibit F.

"RECEIVING PARTY" has the meaning set forth in Article 7.

"REJECTION CRITERIA" has the meaning set forth in Section 3.2 of Exhibit E.

"SERVICE AREAS" shall mean the Initial Service Areas and the Additional Service Areas.

"SERVICES" means (a) the services, functions and responsibilities of Vendor as described in the Agreement (including Exhibits C and D) as such services, functions and responsibilities may evolve during the Term and may be supplemented and enhanced in accordance with the Agreement; and (b) any services, functions or responsibilities not specifically described in the Agreement that are required for the proper performance and provision of the services described in part (a) of this definition.

"SERVICE LEVELS" has the meaning set forth in Article 4 of the Agreement.

"TDATA" means Telefonica DataCorp, S.A., Sociedad Unipersonal.

"TDATA-CONTROLLED AFFILIATE" means any entity Controlled by TData.

"TELEFONICA" means Telefonica S.A.

"TERM" has the meaning set forth in Article 1 of the Agreement.

"TRANSITION ASSISTANCE" has the meaning set forth in Section 6 of the Agreement.

"TRANSITION PERIOD" has the meaning set forth in Section 6 of the Agreement.

"VENDOR" has the meaning set forth in the preamble to this Agreement.

                                    EXHIBIT B

SCOPE OF SERVICES

Vendor shall, in accordance with this Agreement, install and activate, and on an end-to-end basis manage, maintain and operate, Simultaneous Accesses throughout the Service Areas. Services provided hereunder shall include all associated fully managed, end-to-end network service functions (including those functions described in this Exhibit B).

1.       OPERATIONS


Vendor shall provision, staff, and operate a primary Network Operations Center ("NOC") with dedicated support for AOL in the Initial Service Area and a backup NOC (without active management) at a separate location a reasonable distance away from the primary NOC, different power company and a different local telephone company than the dedicated AOL NOC. The scope of this task shall include the following Vendor support Services for the network:

         1.1. Operation of the NOC and co-located systems with trained and qualified personnel on a continuous, 24 hours per day, 7 days per week basis;

         1.2.     Performance of network surveillance and monitoring;

         1.3. Operation of all NOC equipment, monitoring, and fault isolation functions;

         1.4. Coordination of the dispatch of maintenance representatives for corrective maintenance activities and recording information in a Problem Report ("PR"). Vendor's responsibilities shall include:

                  1.4.1. Initiation of a corrective maintenance request, plus recording the time that the call is received by the Vendor maintenance representative;

                  1.4.2. Upon arrival of the maintenance representative at the site, confirmation by the NOC of the reported problems and recording the site arrival time with the representative;

                  1.4.3. Upon notification to the NOC by the on-site maintenance representative of work stoppage, delay, denial of access to the equipment, Vendor shall confer with AOL representatives for advice or assistance; and

                  1.4.4. Upon restoration of Service by the maintenance representative, the NOC shall confirm, with assistance from the maintenance representative, operation of the equipment and record the time when Services are restored and the reason for the problem outage;

         1.5. Initiation of PRs, maintenance of a log of all PRs, coordination of PRs with support personnel and tracking of problems until resolution using a commercially available trouble reporting software system;

         1.6. Utilization of SNMP facilities, for reading only and Vendor diagnostic software resident in the NOC for:

                  1.6.1. Daily testing of Simultaneous Accesses and local access numbers;

                  1.6.2. Measurements of the usage of each Simultaneous Access at the frequency or at the times requested by AOL;

                  1.6.3. Monitoring and recording the backbone and trunk availability and utilization; and

                  1.6.4. Accounting for the disposition of each call placed to AOL (e.g., how many calls were placed, how many calls were sent successfully to AOL, how many calls were lost in the network due to routing problems, how many calls were sent to AOL but which were not accepted by AOL, etc.);

         1.7 . Providing on-site analyst support Monday through Friday (excluding holidays) during normal working hours. A dedicated access number shall be maintained for AOL's exclusive use, which shall always be operational. Analyst support shall include the following:

                  1.7.1. Supporting short-term and long-term problem identification, analysis, and resolution;

                  1.7.2. Ensuring that proper steps are taken to resolve the problem;

                  1.7.3. Identifying and tracking all software, baseline and patches, deployed in the Vendor network and NOC platforms;

                  1.7.4. Supporting the deployment of new software to the Vendor Network, AOL and NOC equipment as coordinated with AOL;

                  1.7.5. Providing support to network provisioning requirements; and

                  1.7.6.   Maintaining a technical library for the NOC.

         1.8. Performing on-call analyst support of the Vendor Network on a continuous 24 hour per day, 7 days per week basis. Vendor agrees to provide AOL with a toll-free number available 24 hours per day, 7 days per week, to report problems relating to network integrity. On-call analyst personnel shall respond to urgent requests from the NOC in conjunction with the on-site Vendor personnel. Procedures for the conduct of network testing are in accordance with those developed in conjunction with AOL representatives. Vendor shall provide an escalation list for AOL containing pager numbers, cell phones and other necessary contact information of relevant and appropriate Vendor personnel (including Vendor executives) for emergency response should the Vendor NOC fail to respond with adequate information regarding a major Service outage within the first half hour of such an outage. Vendor shall update the list periodically as necessary or upon AOL's request.

         1.9. Providing operational support to AOL in the area of network testing in association with provisioning actions. Such testing shall be conducted from the NOC in conjunction with the on-site Vendor installation team personnel;

         1.10.    Maintaining and providing updates and changes to NOC maps;

         1.11. Maintaining an authorized outage listing for NOC controller use;

         1.12. Acting as AOL's agent in network security matters on a day-to-day basis as directed by AOL in accordance with commercially reasonable practices, and making recommendations for improvements;

         1.13. Using commercial teleconferencing facilities in the resolution of network problems, escalation of problems, and planning activities;

         1.14. Providing electronic mail service support for the NOC via the e-mail/DNS capabilities;

         1.15.    Providing a facsimile service resident in the NOC equipment;

         1.16. Delivering the following reports to AOL-designated representatives (or by email if requested by AOL), whenever requested:

                  1.16.1.  Usage Reports

                  1.16.2.  [**] on [**] by Port by [**]

                  1.16.3.  [**] on [**] of [**]

                  1.16.4.  [**] on [**] and [**], including [**];

                  1.16.5.  [**] by AOL to [**];

                  1.16.6.  [**] and [**];

                  1.16.7.  [**] reports;

                  1.16.8.  [**] of the amount of [**] required to
                           [**];

                  1.16.9.  [**] report;

                  1.16.10. [**] statistics;

                  1.16.11. [**] and [**] statistics;

                  1.16.12. [**] as required to [**] client and AOL
                           network [**];

                  1.16.13. [**] Port [**] across all [**] and [**]
                           [**] (reporting provided [**] by Vendor within [**] days of the Effective Date); provided that such report shall comply with the [**] standard;

                  1.16.14. [**] Port [**] (reported [**]); provided that such report shall comply with the [**] standard; and

                  1.16.15. [**] hours used on Vendor's network, broken down by
                           [**] (reporting provided daily by Vendor within [**] days of the Effective Date);


                  1.16.16 AOL may request additional reports, and Vendor shall provide these additional reports, or the raw data, subject to technical reasonableness.

         1.17 Vendor shall aggregate routing information sent to AOL and shall control the addition and withdrawal of routing information. Vendor shall announce AOL routing information at Vendor interchange points as required by AOL.

2.       NETWORK ENGINEERING.

         2.1. Vendor agrees to provide network engineering to address operational and long-term planning issues.

         2.2. Vendor shall continue to improve the network design in order to reduce risks to AOL, improve robustness, and enhance the price/performance of the transmission system. AOL shall be permitted to establish a route of last resort on the network.

         2.3. Vendor shall maintain the facilities, equipment and software used to provide the Services so that they operate in accordance with their specifications (e.g., applicable vendor support release information), including (a) maintaining equipment in good operating condition, (b) undertaking repairs and preventive maintenance on equipment, including at a minimum in accordance with the applicable equipment manufacturer's recommendations, and (c) performing software maintenance, including at a minimum in accordance with the applicable software documentation and software vendor's recommendations.

         2.4. Vendor agrees not to restrict traffic to and from AOL unless requested to do so by AOL or required to do so by court order or applicable law. Before restricting traffic as permitted under this Section, Vendor shall provide AOL with reasonable prior written notice of the timing, duration, scope and reasons for such restriction.

         2.5. Vendor shall manage the backbone and interconnection points with other Internet providers and customers to minimize loss and delay of AOL traffic. Such management shall include creation of new interconnection points as required.

         2.6. Vendor shall provide the Services via POPs whose geographical distribution and location has been agreed with AOL in advance and which, at a minimum, are dispersed according to the geographical distribution of the population in each particular territory.

3.       NETWORK SUPPORT ORGANIZATION


Vendor shall structure the provision of Services in a manner that shall enable Vendor to rapidly build out its networks and deliver quality Services.

         3.1. ENGINEERING: Vendor shall maintain a network engineering group that shall handle the technical aspects of the Services, resolution of problems escalated by the NOC, planning for future network expansion, and improvement of performance and process. Such engineering group shall interact directly with AOL and the NOC.

         3.2. DEPLOYMENT: Vendor shall maintain a deployment team consisting of field engineers and technicians, as well as others who have experience dealing directly with telcos, preparing sites, and installing equipment. Part of this team shall be based at Vendor's facilities to coordinate activities and provide support for installers.

         3.3. OPERATIONS: Vendor's NOC shall handle the operation and maintenance of the Vendor Network. The NOC shall be connected to AOL's central facilities, including a direct telephone link to the AOL operations center. The NOC's monitoring capability shall be set up to detect and correct most network problems before they are visible to AOL or its customers. The NOC shall direct maintenance activities based on input from the monitoring systems and AOL. Vendor shall handle a large majority of repair tasks over the telephone with technicians at the POPs by storing Dial-Up Access subsystems at the POPs, establishing working agreements with the POPs and other service providers, and by providing written procedures. When it is necessary to send technicians to deal with problems, Vendor shall use its existing infrastructure of satellite offices and field engineers.

4.       MISCELLANEOUS SERVICES

         4.1. Vendor shall provide, [**], a unique set of source IP addresses such that [**] [**] can be identified through such source IP addresses. AOL shall be provided the source IP addresses at least [**] weeks prior to use by Vendor to provide the Services.

         4.2. Vendor shall acquire and manage IP addresses for all protocols to be supported by Vendor under this Agreement and as otherwise necessary for Vendor to fulfill its obligations to AOL under this Agreement. Without limiting the generality of the foregoing, for each session of an end user of the Services, Vendor shall dynamically assign a unique IP address to such session.

         4.3. Vendor shall provide DNS services contained in its network, including the following:

                  4.3.1.   provision of DNS for AOL;

                  4.3.2.   resolution of DNS queries to AOL destinations;

                  4.3.3. support of DNS for AOL domain and any zones resident on AOL name servers; and

                  4.3.4.   maintenance of domain name service servers.


5.       TELEPHONE NUMBERS

         5.1 Vendor will reserve agreed dedicated number ranges, for the sole use of AOL, in each city in services are provided. Such number ranges will comprise a specific access code reasonably requested by AOL, with exclusive numbers to be added thereafter which shall be provided solely to AOL.

         5.2 As among the parties, to the extent that Vendor is permitted to take such action under the relevant regulatory regime, it is technically possible, and after previous commercial negotiation AOL shall own the telephone numbers to each of the dial-up points of presence, and Vendor shall not provide such telephone numbers to any third party without written permission from AOL.

         5.3 In the event of any termination or expiration of this Agreement, or upon the decommissioning of Services hereunder, to the extent that Vendor is permitted to take such action under the relevant regulatory regime, it is technically possible and after previous negotiation, then upon AOL's request, Vendor will transfer, to AOL or its designee, ownership of the telephone numbers in the network corresponding to the affected Services.

         5.4 If a particular telephone number becomes unavailable through a Force Majeure Event, Vendor shall use all commercially reasonable efforts to make alternative arrangements (through re-routing or other techniques and subject to the availability of the necessary technology) that permit AOL subscribers to continue to use the original telephone number.

         5.5 Any changes with respect to telephone numbers used to provide the Managed Modem- Services shall require prior written notification to AOL. Vendor shall not make any changes to the telephone numbers used for the Managed Modem Services provided to AOL unless it is required by regulation or technically necessary.

         5.6 Whenever it is allowed under the relevant regulatory regime and it is technically possible, Vendor will provide AOL with a unique nationwide number, that will be owned by AOL.

                                    EXHIBIT C

SPECIFICATIONS

1.       SPECIFICATIONS


Services provided hereunder shall fully conform with the following specifications:

         1.1. Vendor shall provision end-to-end backhaul capacity (i.e., from the Simultaneous Access to the AOL dial termination facility) such that available bandwidth for the Services is no less than [**] bps per Simultaneous Access, (with no more than [**]% utilization), as such available bandwidth may be adjusted in accordance with the terms of this Agreement.

         1.2. The Services shall fully support and be in conformance with AOL's access methods, access technology, hub architecture, and other access methods that may become available to AOL from time to time. Access methods shall include:

                  1.2.1. the proprietary AOL P3 protocol -- a proprietary AOL character-oriented protocol using TCP clear or raw mode telnet. The NAS using a common user id and password for each session;

                  1.2.2. PPP-- standard point to point protocol based on RFC 1661. Vendor provides a unique routable IP address for each session from a pool of IP addresses dedicated to AOL. A common authentication is used for each session;

                  1.2.3.   TCP/IP;

                  1.2.4.   UDP;

                  1.2.5.   ADSL;

                  1.2.6.   1-way cable

                  1.2.7. L2TP -- Layer 2 tunneling protocol, based on RFC 2661 using a common realm string to route traffic to AOL. AOL assigns the routable IP address;

                  1.2.8.   V.110;

                  1.2.9. ISDN synchronous and ISDN asynchronous shall be available to AOL as soon as technically supported by Vendor, under commercial terms to be agreed upon by the Parties;

                  1.2.10. Routing to a point of physical interconnect with AOL's facilities at an AOL-designated meet point for each Service Area at which Dial-Up Access traffic shall be exchanged by the Parties (each such point a "Meet Point"). The Meet Point for the Initial Service Area is the AOL facility at Embratel Morumbi, Sao Paulo. AOL may propose additional Meet Points hereunder, which Vendor shall supplyat no additional charge to AOL (1) if Vendor or a Vendor Affiliate can provision the backhaul capacity on its own infrastructure, or (2) to the extent that Vendor or a Vendor Affiliate cannot provision such backhaul capacity on its own infrastructure, if the cost of routing to such other Meet Points does not materially exceed the cost of routing the equivalent traffic to the then-current Meet Point for such Service Area. For routing to any such additional Country Meet Point, Vendor and AOL shall agree on how IP routing is implemented and on the technology and protocols to be used at each Meet Point. At a minimum, Vendor shall provide redundant paths from its backbone to the Meet Point in order to eliminate single points of failure on the Vendor backbone.

                  1.3.     AOL may request changes beyond that described in
                           Section 1.2 of this Section to provisioned bandwidth, AOL access methods, access technology, and hub architecture. Vendor shall use commercially reasonable efforts to implement such changes.

                  1.4. Vendor, in its network design and topology, shall comply with IETF approved and adopted standards applicable to the access methods described in Subsection 1.2 of this Section.

                  1.5. Vendor agrees that, at no additional charge to AOL, all Simultaneous Accesses provided hereunder shall continue to support the V.90 protocol, and within commercially reasonable timeframes, all successors, upgrades and enhancements to such protocol.

2.       TECHNOLOGY


2.1 The Parties shall mutually agree upon the technology and vendor of choice for the Simultaneous Accesses and related equipment used for the Services. Vendor will provide AOL with at least [**] days' prior written notice of any changes with respect to the Simultaneous Accesses component providers or any dial-access router provided hereunder for Services prior to implementing such changes. Vendor may not implement any such changes without prior written approval from AOL. In the event of a platform change as permitted under this Section, Vendor shall not simultaneously utilize different access platforms for any given telephone number. Vendor agrees to use all commercially reasonable efforts to implement, at no additional charge to AOL, any new technology (including any hardware or software upgrades) (a) within [**] months of such technology becoming a reasonably-accepted industry standard in one or more Service Areas, and (b) on an expedited basis if requested by AOL; provided, however, that if Vendor is unable to implement any material new technology requested by AOL, despite using such reasonable efforts within a commercially reasonable period of time, then, notwithstanding anything herein to the contrary, AOL may, cancel upon [**] days' prior notice to Vendor any or all Dial-Up Access Services provided by Vendor without penalty or liability. If Vendor has implemented a new technology solely as a result of AOL's request, and such new technology has not been introduced by Vendor as a result of Vendor's obligation under subpart (a) of the preceding sentence to implement new technology within [**]' of such technology becoming a reasonably-accepted industry standard in one or more Service Areas, then if there are [**] associated with such new technology implementation, [**] among all beneficiaries. In case AOL is the only beneficiary, then [**] will be responsible for [**]. Reimbursement of such costs will not result in reduction or exemption of monthly charges related to the provisioning of services using such new technology.

3.       ARCHITECTURAL INDEPENDENCE


3.1 In the event that Vendor determines that another carrier's offerings represent a superior value, or other factors which may make another carrier's offerings preferable, Vendor may utilize a carrier other than its current carrier for the network or any portion thereof; provided, however, that such utilization does not adversely affect the Services provided hereunder. Vendor shall provide the Services in a manner that is consistent with AOL's goal of achieving architectural independence (i) among its service providers, and (ii) for any service provider, between or among the networks of such provider if such provider uses more than one network to provide services, each in order to minimize the possibility that a single failure could impact more than one AOL service provider (or more than one network of a single service provider, as applicable). Vendor shall solicit AOL's input prior to the use of a carrier other than its current carrier to the extent permitted under this Article. Without limiting Vendor's obligations as described above in this Section 7, Vendor shall design and engineer the network used to provide Services to AOL under this Agreement such that there shall be no single point of failure in such network that may result in a material adverse effect upon the Services. Vendor, in its network design and topology, shall comply with IETF approved and adopted standards applicable to access methods described in this Exhibit.

                                    EXHIBIT D

SERVICE LEVELS

Vendor shall meet or exceed the global AOLnet average with [**] for each of the areas below:

Despite the foregoing, the percentage of abnormal disconnects shall be, at all times, lower than [**]% ([**] percent).

1. AOLnet Averages

1.1.     CONNECTION SUCCESS (GETTING CONNECTED TO THE AOL SERVICE)

         1.1.1. War Dialer Percentages (excluding busies) (reporting provided daily by AOL)

         1.1.2.   Call Blocking (reporting provided daily by AOL)

         1.1.3. Training (reporting provided daily by Vendor within [**] days of the Effective Date)

         1.1.4. Ineffective (reporting provided daily by Vendor within [**] days of the Effective Date)

         1.1.5.   AOL Member-Reported Problems (reporting provided weekly by
                  AOL)

1.2.     CONNECTION QUALITY (STAYING CONNECTED)

         1.2.1. Percentage of Abnormal Disconnects (reporting provided daily by AOL)

         1.2.2.   Packet Loss (reporting provided daily by AOL)

         1.2.3.   Latency (reporting provided when available by AOL)

1.3.     PROBLEM RESOLUTION

         1.3.1. Simultaneous Access Availability (reporting provided monthly by AOL)

         1.3.2.   Trouble Tickets (reporting provided monthly by AOL)

         1.3.3.   Service Down Time (reporting provided monthly by AOL)

1.4.     ABILITY TO SATISFY PROVISIONING REQUIREMENTS

         1.4.1. Simultaneous Access Plan (including detailed installation plans within two weeks of each Simultaneous Access order)

         1.4.2. Backbone and Backhaul Capacity Plan (reporting provided daily by Vendor pursuant to the corresponding Section of Exhibit B)


2. OTHER

2.1 BUSIES. Vendor shall ensure Simultaneous Access Availability for a maximum number of simultaneous users equal to the sum of (a) the then-current number of Finally Accepted Simultaneous Accesses, and (b) the then-applicable Designated Additional Simultaneous Access Amount. "SIMULTANEOUS ACCESS AVAILABILITY" means that no AOL end-user attempting to access and use an AOL Information Service through Vendor's Services receives a busy signal up to the indicated maximum number of simultaneous users.

2.2 SERVICE OUTAGES. Without limiting the foregoing, Vendor shall ensure that the Services in each city are available for [**]% of each calendar month, calculated for each city in which Vendor provides services to AOL, excluding PSTN.

3.       PENALTIES

         3.1 If Vendor fails to meet any of the service levels described above in any particular month after [**] months of the Effective Date, then:


                  3.1.1 Vendor shall indemnify AOL for damages incurred due to failure by Vendor to meet the service level. Notwithstanding any other provisions of this agreement, Vendor shall not be responsible for any indirect or consequential damages or claims arising from any failure, interruption, or malfunction of AOL's technology, or for any loss of profits, incidental or consequential damages or personal injury to any third party, caused by AOL or its employees, representatives, agents or subcontractors; and

                  3.1.2 IF Vendor does not cure the failure over the course of the following [**] months after identification of the failure to meet the service levels, such that the particular service level is satisfied when taken as an average over the [**] month period (including the month in which the service level was missed), then AOL may, at its sole option, claim a pro-rata credit for each [**] (or [**]) during which busies or service outages occurred, according to the following formula:

                           D = 1*N*MV/1440

                           Where:

                           D = value of the discount

                           N = number of [**] minute periods of interruption and/or busy signal. After the first [**] minute period of interruption and/or busy signal, the last fraction of the interruption period and/or busy signal shall be considered as a [**] minute interruption period and/or busy signal.

                           MV = value to be paid by the service.

         3.2 If Vendor does not cure the failure over the course of the following [**] months after identification of the failure to meet the service levels, such that the particular service level is satisfied when taken as an average over the [**] month period (including the month in which the service level was missed), then AOL may, at its sole option either (a) terminate the definitive agreement for cause; or (b) terminate the AOL Purchase Commitment in its entirety.

                                    EXHIBIT E

PROVISIONING AND ACCEPTANCE


1.       DEDICATED DIAL-UP ACCESS SERVICE PROVISIONING AND IMPLEMENTATION


         1.1. PROVISIONING COMMITMENT. Vendor shall be required to make available, for ordering by AOL, up to the number of Simultaneous Accesses in the Initial Services Area, with delivery dates no earlier than the corresponding earliest delivery dates, as set forth in Exhibit E-2 hereto, so long as AOL orders such Simultaneous Accesses with sufficient prior notice as indicated in such exhibit (such earliest delivery schedule and maximum number of Simultaneous Accesses, the "PROVISIONING COMMITMENT").


         1.2.     ORDER PLACEMENT.


                  1.2.1 GENERALLY. To order Services, AOL shall submit to Vendor an order for Services setting forth:

                           1.2.1.1 The total number of Simultaneous Accesses that must be installed for each Service Area;

                           1.2.1.2 The requested delivery date(s) for such Simultaneous Accesses, and

                           1.2.1.3 The requested delivery location in each Service Area of each such Simultaneous Access;

                                    (such information for each order described in Subsections 1.2.1.1, 1.2.1.2 and 1.2.1.3 of this Section, the "Delivery Criteria").
                                    Each order shall be clearly marked as such, and shall be delivered by AOL via electronic mail to such individuals designated in writing from time to time by Vendor. An e-mailed order shall be valid only if it is submittedby the Senior Vice President of Global Access Networks, the Director for AOLnet Capacity Planning, or a designee of either. Unless the Parties otherwise agree, Customer's orders for Simultaneous Accesses in a particular city shall be in increments of [**] ([**]).

                  1.2.2 INITIAL ORDER; SUPPLEMENTAL ORDERS; OTHER ORDERS. AOL hereby orders Simultaneous Accesses for delivery in the Initial Service Area in accordance with the Delivery Criteria set forth in Exhibit E-1 attached hereto (such order the "Initial Order"). Any order for Simultaneous Accesses corresponding to the Provisioning Commitment (other than the Initial Order) shall constitute a "Supplemental Order." Any orders for Simultaneous Accesses which are neither an Initial Order or a Supplemental Order shall constitute an "Other Order."


         1.3.     VENDOR ACCEPTANCE OF ORDERS.

                  1.3.1 SUPPLEMENTAL ORDERS. Within [**] ([**]) days after receipt of a Supplemental Order from AOL, Vendor shall notify AOL of its acceptance of such order. Vendor shall not reject any Supplemental Order.

                  1.3.2 OTHER ORDERS. Within [**] ([**]) days after receipt of an Other Order from AOL, Vendor shall notify AOL of its acceptance or rejection of such order. If Vendor fails to provide AOL with an acceptance notice within such ten-day period, then such order shall be deemed accepted by Vendor as of the last day of such ten-day period.

                  1.3.3 WRONGFUL REJECTION OF ORDERS. To the extent that Vendor wrongfully rejects an order (or portion thereof), the Purchase Commitment shall be reduced by the number of Simultaneous Accesses corresponding to the order(s) rejected by Vendor.

         1.4      CANCELLATION OR MODIFICATION OF ORDERS.

                  1.4.1 Before acceptance or rejection of any order by Vendor, AOL may rescind or modify, in whole or in part in its sole discretion, such order. AOL shall have no liability to Vendor for an order cancelled pursuant to this Subsection 1.4.1.

                  1.4.2 After acceptance of an order by Vendor, AOL may cancel or modify such order in whole or in part at any time before the delivery date; provided that AOL shall reimburse Vendor any incremental Out-of-Pocket Expenses actually incurred as a result of such cancellation or modification. AOL shall have no liability to Vendor for an order cancelled pursuant to this Subsection 1.4.2 other than payment to Vendor of such Out-of-Pocket Expenses.

2.       DELIVERY

         2.1. DELIVERY OBLIGATIONS. Vendor shall deliver Simultaneous Accesses corresponding to an order that is accepted or deemed accepted by Vendor (any such order, an "ACCEPTED ORDER") in accordance with the applicable Delivery Criteria and the terms of this Agreement. Vendor shall deliver such Simultaneous Accesses ratably during the [**]-day period preceding the requested delivery date specified by AOL in such Accepted Order; provided, however, that, with respect to an Accepted Order that is an Other Order, to the extent that such delivery date is less than [**] ([**]) days from Vendor's acceptance or deemed acceptance of the applicable Other Order, Vendor shall be obligated to deliver such Simultaneous Accesses no later than (a) [**] ([**]) days following Vendor's acceptance or deemed acceptance of such Other Order or (b) the shortest period within which Vendor's wholesale provider is required by regulation, agreement or otherwise to deliver capacity to Vendor (the "SHORTEST PERIOD") (whichever is earlier). To the extent Vendor is able to deliver any Simultaneous Access prior to its designated delivery date (e.g., if Vendor's wholesale provider is required by regulation to shorten its delivery dates or if a Vendor customer terminates services or orders and frees up capacity), then Vendor will notify AOL and at AOL's request, the delivery date (and the order notice date, as applicable) for such Simultaneous Access will be shortened. Delivery dates for Additional Service Areas will be agreed by the Parties, subject to the Shortest Period for such area, following AOL's request to Vendor to provide Services in such area.

         2.2. FAILURE TO DELIVER. If Vendor fails to deliver Simultaneous Accesses corresponding to an Accepted Order by the designated delivery date (for causes other than a Force Majeure Event), then, in addition to AOL's other rights and remedies, (a) AOL may elect to reduce the Purchase Commitment (or if such commitment is already fulfilled, any then-unfulfilled order) by the number of undelivered Simultaneous Accesses and (b) AOL may also elect to cancel, at no cost or liability to AOL, the unfilled portion of the order for such Simultaneous Accesses. If non-delivery of any Simultaneous Accesses persists more than [**] ([**]) days after a designated delivery date, Vendor will provide AOL with (i) a one-time credit equal to [**] percent ([**]%) of [**] ([**]) days of Simultaneous Access charges for such Simultaneous Accesses, and (ii) thereafter, an ongoing daily credit equal to [**] percent ([**]%) of the pro-rated daily Simultaneous Access charges that would have applied to such Simultaneous Accesses, which credit will cease when such Simultaneous Accesses are delivered. If non-delivery of any Simultaneous Accesses exceeds [**] percent ([**]%) of any order and persists more than [**] ([**]) days after a designated delivery date, then, in addition to AOL's other rights and remedies, AOL may, at no cost or liability to AOL, terminate the Agreement upon written notice to Vendor. Vendor shall remain obligated to perform its obligations hereunder notwithstanding the remedies available to AOL under this Section. 2.3

         2.3 CALCULATION OF DELIVERY DATE. Upon delivery of any Simultaneous Access (but no sooner than such delivery), Vendor shall provide to AOL notification of such delivery by e-mail to the Senior Vice President of Global Access Networks, the Director for AOLnet Capacity Planning, or a designee of either. For the purposes of this Agreement, delivery of any Simultaneous Access shall be deemed made upon AOL's receipt of such e-mail from Vendor. Notwithstanding the deemed delivery date described in this Section 0, if any Simultaneous Access delivered during a calendar month does not receive Final Acceptance prior to the 15th day of the next calendar month, then such Simultaneous Access shall be deemed not to have been delivered during the first calendar month but, instead, shall be deemed to have been delivered in the month in which such Simultaneous Access does receive Final Acceptance.


3        ACCEPTANCE


         3.1 ACCEPTANCE TESTING. AOL shall have a period of no longer than [**] ([**]) business days after delivery of a Simultaneous Access or related Service (the "ACCEPTANCE TEST PERIOD") within which to test such Simultaneous Access or related Service (which tests may include using the Simultaneous Access for "live traffic"). AOL may test Simultaneous Access or related Service by any method AOL deems appropriate in order to determine whether such Simultaneous Access meet or exceed any of the Rejection Criteria.


         3.2 REJECTION CRITERIA. AOL shall have the option of rejecting a Simultaneous Access if any one or more of the following performance thresholds are met or exceeded (such thresholds collectively the "REJECTION CRITERIA"):

                  3.2.1 greater than [**]% of user sessions terminate without a user-initiated logoff sequence;

                  3.2.2 greater than [**]% of user calls fail to connect (data demonstrating compliance with this criterion shall be provided by Vendor on a daily basis, and notwithstanding the foregoing, the Acceptance Test Period shall be extended one business day for each day that AOL does not receive such data commencing with a Simultaneous Access activation or move, as applicable); and

                  3.2.3    greater than [**]% of user calls which
                           successfully connect to the Simultaneous Access fail to connect to the AOL front end.


         3.3. REJECTION. If a Simultaneous Access meets or exceeds any of the Rejection Criteria (each such failure a "NONCONFORMITY"), AOL shall notify Vendor within the Acceptance Test Period (by electronic mail), specifying the nature of the failure in reasonable detail. Vendor shall remove rejected Simultaneous Access from service pending further troubleshooting and corrective action. At no additional charge to AOL, Vendor shall repair, replace or otherwise correct the Nonconformity (and any other problems of which it has knowledge) as soon as reasonably practicable after receiving notice from AOL so that the Simultaneous Accesses do not meet or exceed the Rejection Criteria. Upon completion of such efforts and Vendor's re-release of a Simultaneous Access to AOL, AOL shall have an additional Acceptance Test Period to retest the re-delivered Simultaneous Access to determine whether any previously reported Nonconformities have been corrected and if such Simultaneous Access otherwise then does not meet or exceed any of the Rejection Criteria. This process shall be repeated as necessary until all Nonconformities are corrected and such Simultaneous Access do not meet or exceed the Rejection Criteria. Notwithstanding the foregoing, if after [**] ([**]) attempts for curing a Nonconformity, Vendor has not delivered a Simultaneous Access that does not meet or exceed the applicable Rejection Criteria, then AOL may (a) cancel, in whole or in part, at no cost or liability to AOL the portion of the corresponding order that does not conform as of a date specified in a written notice of cancellation issued by AOL, and (b) cancel, in whole or in part, at no cost or liability to AOL the unfilled portion of the corresponding order as of a date specified in a written notice of cancellation issued by AOL. AOL shall have no payment obligations to Vendor with respect to any cancelled portion of an order.

         3.4. FINAL ACCEPTANCE. Simultaneous Accesses ordered by AOL shall be deemed to be accepted (such acceptance the "FINAL ACCEPTANCE") only upon the earlier of: (i) receipt by Vendor of written notice by AOL certifying that such Simultaneous Accesses do not meet or exceed the applicable Rejection Criteria; or (ii) the expiration of the Acceptance Test Period for such Simultaneous Accesses without notice of rejection by AOL. Notwithstanding anything to the contrary herein, Final Acceptance of Simultaneous Accesses shall only occur in accordance with the terms of this Section 0.

4.       MOVE OF CAPACITY

         4.1 In addition to AOL's rights to cancel Simultaneous Accesses and related Services pursuant to Section 0 of Exhibit F, Vendor shall de-install Simultaneous Access capacity from one site and install such capacity at another site no later than [**] ([**]) days (subject to the Shortest Period) following AOL's request. If Vendor fails to comply, without limiting any of AOL's other rights or remedies, AOL may elect to cease making any further payments with respect to the Simultaneous Accesses that have not been de-installed and relocated, and, in such event, Vendor may cancel such Simultaneous Accesses. Vendor shall not be required to de-install and relocate at each calendar quarter more than [**] percent ([**]) of the total Simultaneous Accesses installed at the beginning of such quarter.

5        ADDITIONAL CAPACITY


         5.1 If Vendor is able to provide, or may reasonably obtain, Services or Simultaneous Accesses in addition to those ordered by AOL ("ADDITIONAL CAPACITY"), then Vendor shall promptly notify AOL and, before Vendor uses such Additional Capacity or offers such Additional Capacity to any of its customers, Vendor shall offer to provide AOL with such Additional Capacity at the pricing and other terms of this Agreement, and
                  (b) and if AOL has not ordered such Additional Capacity within [**] ([**]) days following Vendor's notice, Vendor may offer it to other customers. To the extent AOL submits an order for such Additional Capacity pursuant to this Section and Section
                  1.2 of this Exhibit E, Vendor shall be obligated to accept such order.

6.       NEW SERVICES


         6.1 If Vendor is able to offer any new services that would permit AOL to provide services to its customers in a manner similar to that utilized in conjunction with AOL's use of the Services, but (a) at a lower overall cost to AOL, or (b) at the same cost to AOL but with increased or enhanced capacity, features or functionality relative to the Services (each of (a) and (b), a "NEW SERVICE"), then (i) Vendor shall promptly notify AOL and, before Vendor uses such New Service or offers such New Service to any of its customers, Vendor shall offer to provide such New Service to AOL at such lower or same cost to AOL; and (ii) Vendor shall permit AOL to transition all or a portion of the Services, at AOL's discretion but only to the extent that Vendor is able to make such New Service available to AOL, to such New Service at no additional charge and AOL will reimburse Vendor for Vendor's incremental Out-of-Pocket Expenses actually incurred as a result of such transition; provided that such expenses are distributed equitably among Vendor's customers utilizing such New Service.

7.       RESALE RESTRICTIONS

         7.1 AOL agrees that it shall not resell a Service purchased from [**] or a [**] to a customer. For the avoidance of doubt, AOL's provision of a Service purchased from [**] or a [**] to a customer, which Service is ancillary to, or bundled with, some other product or service provided to such customer, shall not be considered to be reselling such Service.



8.       SCOPE OF USE AND PROVISIONING

         8.1 Services provided under this Agreement may be utilized for any lawful purpose, including in connection with any service or product offering made available by AOL, its Affiliates, partners or designees, providing access to an AOL information service, providing the delivery of Internet access, and providing subscriber-related services to end-users.


         8.2 Vendor agrees to provide the Services on a priority provisioning basis to AOL, its partners, Affiliates and designees; provided, however, that (i) Services provided to such entities pursuant to this Agreement shall be deemed to be Services provided to AOL, (ii) AOL shall remain the single point-of-contact with Vendor, and (iii) AOL shall remain obligated to perform and comply with all obligations under the Agreement including payment obligations with respect to any Services provided by Vendor to such entities pursuant to this Agreement.

                                    EXHIBIT F

PURCHASE COMMITMENT, PRICING AND CANCELING OF SERVICES

1.       PURCHASE COMMITMENT

         1.1. So long as Vendor is in material compliance with the Agreement, AOL shall purchase Simultaneous Accesses in accordance with Exhibit F-1 (such commitment, as may be reduced pursuant to this Agreement, the "PURCHASE COMMITMENT"). AOL shall not be obligated to make any purchases in excess of the Purchase Commitment.

         1.2. Any purchases by AOL or its Affiliates of Simultaneous Access services from Vendor or from any Affiliate of Vendor (as well as purchases from any entity that becomes an Affiliate of Vendor after execution of the Agreement that are made after such entity becomes an Affiliate of Vendor) shall contribute toward AOL's satisfaction of the Purchase Commitment. If (i)
                  (a) any entity becomes an Affiliate of Vendor after execution of this Agreement, (b) all or substantially all of the assets of any entity are acquired by or transferred to Vendor, (c) all or substantially all of the assets of Vendor are acquired by or transferred to any entity or (d) Vendor is merged with or into any entity, and (ii) from such entity, or an Affiliate of such entity, AOL has, at the time of such applicable event, an obligation to purchase new or to continue paying for existing, Simultaneous Access services (any such entity an "AOL PROVIDER"), AOL may elect to terminate its purchase obligations under either this Agreement or the Other Provider's agreement, at AOL's choice, and may thereafter elect to purchase Simultaneous Access services from Vendor and/or the Other Provider, at AOL's choice, at the pricing applicable under this Agreement. Any such termination and purchase of Simultaneous Access services at such prices shall be effective as of the date of such AOL notice (but in no event sooner than the date of the applicable event set forth in subsection (a), (b), (c) or (d) of this Section). In the event AOL provides Vendor with such notice, Vendor shall take all actions as are necessary to give effect to such termination and such purchase of Simultaneous Access services at the prices set forth in this Agreement.


2.   PRICING


         2.1. RECURRING CHARGE. Subject to adjustment pursuant to this Agreement, the charge per calendar month for each Simultaneous Access and related Services purchased by AOL in the Initial Service Area shall be the applicable price set forth in the table below:

----------------------------------------------- --------------------------------------------------
                                                PRICE/SIMULTANEOUS                   ACCESS/MONTH
CUMULATIVE                      SIMULTANEOUS    (R$)(2)
ACCESSES
IN A CALENDAR MONTH(1)
----------------------------------------------- --------------------------------------------------
[**]                                             [**]
----------------------------------------------- --------------------------------------------------
----------------------------------------------- --------------------------------------------------
[**]                                             [**]
----------------------------------------------- --------------------------------------------------
----------------------------------------------- --------------------------------------------------
[**]                                             [**]
----------------------------------------------- --------------------------------------------------
----------------------------------------------- --------------------------------------------------
[**]                                             [**]
----------------------------------------------- --------------------------------------------------
----------------------------------------------- --------------------------------------------------
[**]                                             [**]
----------------------------------------------- --------------------------------------------------
----------------------------------------------- --------------------------------------------------
[**]                                             [**]
----------------------------------------------- --------------------------------------------------
----------------------------------------------- --------------------------------------------------
[**]                                             [**]
----------------------------------------------- --------------------------------------------------
----------------------------------------------- --------------------------------------------------
[**]                                             [**]
----------------------------------------------- --------------------------------------------------
----------------------------------------------- --------------------------------------------------
[**]                                             [**]
----------------------------------------------- --------------------------------------------------
--------------------------------------------------------------------------------------------------
(1)  Until such time that the number of Finally Accepted Simultaneous Accesses exceeds [**]
     ([**]), the number of Cumulative Simultaneous Accesses for a given calendar month shall equal the sum of (a) the number of Finally Accepted Simultaneous Accesses in such month, and (b) the
     Peak Simultaneous Additional Port Usage for such month; provided that if Vendor's calculation of Peak Simultaneous Additional Port Usage is greater than zero for any month, AOL shall have the right to perform its own calculation of the Peak Simultaneous Additional Port Usage. If
     AOL's calculation of the Peak Simultaneous Additional Port Usage is more than [**] percent ([**]%)
     lower than Vendor's calculation, the Parties shall enter into discussions to determine the appropriate calculation for such month. After the number of Finally Accepted Simultaneous
     Accesses equals or exceeds [**] ([**]), the number of Cumulative Simultaneous
     Accesses for a given calendar month shall equal the number of Finally Accepted Simultaneous
     Accesses for such calendar month. Charges for Finally Accepted Simultaneous Accesses which receive Final Acceptance during such calendar month shall be pro-rated based upon thirty and forty-four hundredths (30.44) days for each calendar month.
--------------------------------------------------------------------------------------------------
(2)  For the avoidance of doubt, once the number of Cumulative Simultaneous Accesses exceeds a particular threshold in a calendar month, the relevant Simultaneous Access price corresponding to that threshold applies (a) to all Simultaneous Accesses, not just the excess number of
     Simultaneous Accesses above that threshold, and (b) for all Simultaneous Accesses for such month.
--------------------------------------------------------------------------------------------------


         2.2. NON-RECURRING CHARGE. In addition to the recurring charge described in Section 0, AOL shall pay Vendor a one-time installation charge equal to R$[**] for each Simultaneous Access ordered and accepted by AOL in accordance with this Agreement (such fee for any Simultaneous Access the " Simultaneous Access INSTALL FEE"). For the purposes of (a) comparing pricing under Section 3 of this Exhibit F, and (b) adjusting the Market Price pursuant to this Section to the pricing offered by, or committed by AOL to, an Other Provider for comparable dedicated dial-up access services, an amortized portion of the Simultaneous Access Install Fee (based upon amortization over a forty-eight month period) shall be included in such comparison or adjustment, as appropriate.

         2.3. EXCLUDED CHARGES. Vendor will not charge AOL for any Simultaneous Access that is used for signaling purposes. For any Simultaneous Access to which calls are blocked, Vendor will not charge AOL for such blocked Simultaneous Access beginning on the following day and continuing until the Simultaneous Access is no longer blocked. AOL will make daily test phone calls, at its discretion, to the Simultaneous Accesses provided to it by Vendor as part of the Services. If such test phone calls show that a certain number of Simultaneous Accesses were not available for use, even though Vendor's reports showed that they were available, then those Simultaneous Accesses shall be deemed blocked Simultaneous Accesses. Upon discovering a blocked Simultaneous Access, AOL shall raise a trouble ticket according to agreed procedures. Vendor will not charge Customer for such blocked Simultaneous Access from the beginning of the day following the day on which AOL discovered it was blocked, until the port is no longer blocked.

3.   MOST FAVORED CUSTOMER

         3.1 Neither Vendor nor TData-Controlled Affiliates will offer or provide services comparable to the Services provided hereunder ("COMPARABLE SERVICES") to any customer, (a) [**] that are [**] than those charged to AOL, or (b) pursuant to any terms and conditions that are more favorable to such customer than AOL's terms and conditions (each of (a) or (b), "MORE FAVORABLE TERMS"). If Vendor or any TData-Controlled Affiliate offers or provides Comparable Services on More Favorable Terms to any customer, [**] to [**] to [**] on the [**] and [**] and [**] to [**]. If Vendor or any TData-Controlled Affiliate offers or provides Services to a customer that do NOT constitute "comparable services" (any such services "NON-COMPARABLE SERVICES"), then within [**] ([**]) days following such offer or provision of such services, [**] to [**] to [**] at the [**] to, and upon the [**] and [**] [**]
                  to, [**]. If applicable law or regulation changes such that this most favored customer provision requires Vendor to act in a manner that is not permitted under such changed law or regulation, then this provision shall be deemed to be restated to reflect as nearly as possible the original intentions of the parties in accordance with applicable law and regulation. Upon the request of AOL (which requests shall not be made more frequently than [**]), Vendor's Chief Financial Officer will certify in writing whether Vendor has satisfied its obligations under this section. If, with respect to Non-Comparable Services, AOL's service requirements would necessitate changes to such terms and conditions, then the Parties shall work in good faith to adjust such terms and conditions as mutually agreed to satisfy such requirements. To the extent that AOL accepts such offer from Vendor, any such dial-up access services shall be deemed to be Services to which this Agreement applies, and AOL may replace any then-unfulfilled portion of the Purchase Commitment with an equivalent commitment to order such services.


         3.2 the event that Vendor violates an obligation described in Subsection 3.1 of this Section, then, in addition to any other rights or remedies available to AOL, pricing under this Agreement shall be adjusted such that they are equal to or less than corresponding prices offered to any other customer
                  (a) on a going-forward basis for all future applicable purchases under this Agreement, and (b) retroactively to all applicable purchases previously made back to the date such prices were first offered to such other customer, and the resulting adjustment in charges shall be provided to AOL, at AOL's option, as either a credit for future purchases or in the form of a lump-sum payment.

4        MARKET PRICE

         4.1 From time to time, but no more frequently than once every [**] months, AOL will be entitled to notify Vendor of a required adjustment to pricing for the services provided hereunder in order to reflect changes in the relevant Market Price in the service area to which this agreement applies. "MARKET PRICE" means, in each Service Area, the lower of (a) the [**] offered to AOL by a vendor of Comparable Services, and (b) the direct cost to AOL of provisioning such Comparable Services, [**]; provided, however, that if the [**] by a vendor of Comparable Services under subpart (a) of this sentence is (i) a price that is [**] for providing such Comparable Services, (ii) a loss leader offer which is below such vendor's actual costs for providing such Comparable Services, or (iii) [**] which is intended to create a barrier for Vendor to enter the market and is below such vendor's actual costs for providing such Comparable Services, then such [**] shall not be deemed a valid Market Price. Vendor will be entitled to confirm the validity of a proposed new Market Price within the [**] ([**]) day period following AOL's notice of the new Market Price pursuant to reasonable mutually agreed audit procedures; provided that the third party auditor appointed by Vendor shall be entitled to appoint an industry expert to assist it in determining the validity of a proposed new Market Price. If AOL notifies Vendor of a lower Market Price in any Service Area, then Vendor may, within [**] ([**]) days after AOL's notice of the new Market Price, provide AOL with written notice of its rejection of the new Market Price, in which case AOL may, by providing notice to Vendor and notwithstanding anything to the contrary in this Agreement, immediately cancel any or all services provided by Vendor without penalty or liability. If Vendor does not provide AOL with notice within such [**] ([**]) day period rejecting the new Market Price, then AOL's pricing will automatically be reduced, effective [**] ([**]) days after AOL's notice, to the new Market Price for all existing Services and for all Services purchased thereafter in such Service Area. Vendor's exercise of its right to reject a new Market Price under this Section shall not be deemed a breach of this Agreement. Vendor shall not unreasonably dispute the validity of a new Market Price. In addition, in connection with a valid Market Price request that Vendor did not reject within such [**] ([**]) day period, Vendor will meet the available bandwidth per Port offered by the Market Price provider to AOL within [**] ([**]) days after AOL's notification for incremental ports and within [**] ([**]) days after AOL's notification for then-existing Ports.



5        NORMALIZATION

         5.1 The pricing adjustments set forth in Sections 3 and 4 of this Exhibit F may require comparison between pricing methodologies for dial-up access (e.g., between hourly and monthly pricing). In order to normalize differing pricing methods for such comparison, the then-current Average Daily Simultaneous Access Usage multiplied by 30.44 (number of days in a month) will be deemed equivalent to one (1) port provided for any month under the Agreement. "AVERAGE DAILY SIMULTANEOUS ACCESS USAGE" will mean the average number of hours of usage per port per day measured over the twelve-month period ending on the immediately preceding September 30.

6        CANCELLATION OF SERVICES


         6.1 At any time during the Term, AOL may cancel any installed Simultaneous Access and related Services upon [**] ([**]) days' prior written notice to Vendor, provided that such Simultaneous Access has been installed for at least [**]. In any month beginning with the 18th month and ending with the [**] month of the Term of this Agreement (such month, the "CANCELLATION MONTH"), AOL may not cancel more Simultaneous Accesses than the amount of Simultaneous Accesses [**] as of the first day of such Cancellation Month, [**] of [**] between (and including) the [**] and the 36th month of the Term of this Agreement. Notwithstanding the foregoing, AOL may cancel any or all installed Simultaneous Accesses and related Services beginning on the date which is [**] ([**]) years after the first day of the Term of this Agreement.

                                  EXHIBIT F-1

                              PURCHASE COMMITMENT


AOL shall order Simultaneous Accesses and related Services in accordance with
Section 0 of Exhibit E so that the number of Finally Accepted Simultaneous Accesses at the end of a calendar month is no less than the corresponding number set forth in the table below:

--------------------------- ----------------------------------------------------
--------------------------   CUMULATIVE NUMBER OF FINALLY ACCEPTED SIMULTANEOUS
 CALENDAR MONTH                                     ACCESSES(1)
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
        1                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
        2                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
        3                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
        4                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
        5                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
        6                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
        7                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
        8                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
        9                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       10                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       11                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       12                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       13                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       14                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       15                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       16                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       17                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       18                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       19                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       20                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       21                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       22                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       23                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       24                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       25                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       26                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       27                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       28                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       29                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       30                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       31                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       32                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       33                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       34                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       35                                             [**]
--------------------------- ----------------------------------------------------
--------------------------- ----------------------------------------------------
       36                                             [**]
--------------------------- ----------------------------------------------------
--------------------------------------------------------------------------------
(1) In the event the Purchase Commitment is reduced pursuant to this Agreement, each monthly commitment set forth in this column shall be reduced by the amount of such reduction.





                                      F-1